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                                                                  EXHIBIT 10.1
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                               COMMERCIAL LEASE


CHATTEM, INC., INC. hereafter referred to as Lessee, hereby offers to Lease from KENCO GROUP, INC., hereafter referred to as Lessor, the Premises situated in the city of Chattanooga, county of Hamilton, state of Tennessee, described as 100,000 Sq. Ft. of warehouse space located in that certain building owned by Lessor located at 4309 Distribution Avenue, Chattanooga, TN, (the "Premises") upon the following TERMS and CONDITIONS:

     1. TERM: The term hereof shall commence on or about April 1, 1998 and expires July 1, 1998 (the "Initial Term"); provided, however, Lessee shall have the right to terminate this Lease at anytime upon 30 days prior written notice thereof to Lessor. In the event the Lease is not terminated prior to expiration of the initial term or if Lessee does not deliver written notice to Lessor of its election not to renew this Lease, the term thereof shall automatically renew on a month-to-month basis upon expiration of the initial term subject to the terms hereof, and subject to the right of either party thereafter to terminate the Lease subject to 30 days prior written notice. Rent for partial month shall be prorated.

     2. RENT: Rent shall be a gross payment of $25,000 per month calculated a $0.25 per S.F. times 100,000 S.F. per month, which shall include all real estate taxes, insurance and all other charges except as provided in paragraph 11 and paragraph 12. All rents shall be paid to Owner or his authorized agent, at the following address: P.O. Box 1607, Chattanooga, Tennessee 37401, or at such other places as may be designated by Owner from time to time.

     3. USE: Distribution shall be defined as warehousing, light assembly and product distribution.

     4. USE PROHIBITED: Lessee shall not use any portion of the Premises for purposes other than those specified hereinabove, and no use shall be made or permitted to be made upon the Premises, nor acts done, which will increase the existing rate of insurance upon the Premises, or cause cancellation of insurance policies covering said Premises. Lessee shall not conduct or permit any sale by auction on the Premises.

     5. ASSIGNMENT AND SUBLETTING: Lessee shall not assign this Lease or sublet any portion of the Premises without prior written consent of the Lessor, which shall not be unreasonably withheld. Any such assignment or subletting without consent shall be void and, at the option of the Lessor, may terminate this Lease.

         "Notwithstanding the foregoing; Lessor in executing this Lease acknowledges that Lessee has assigned or may assign its right, title and

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         interest under this Lease as security for financing provided to
         Lessee by one or more lenders. Notwithstanding any other provisions contained in this Lease, Lessor consents to the collateral assignment of this Lease to such lenders or their agents, for the benefit of the lenders. Unless and until such lenders give notice to the undersigned of their intention to succeed to the rights of Lease under this Lease, the lenders shall not be obligated to perform any of the obligations of Lessee under the Lease."

     6. ORDINANCES AND STATUTES: Lessee shall comply with all statutes, ordinances and requirements of all municipal, state and federal authorities now in force, or which may hereafter be in force, pertaining to the Premises, and the use thereof by Lessee. The commencement of pendency of any state or federal court abatement proceeding affecting the use of the Premises shall, at the option of the Lessor, by deemed a breach thereof.

     7. MAINTENANCE, REPAIRS, ALTERATIONS: Lessee acknowledges that the Premises are in good order and repair, unless otherwise indicated herein, Lessee shall, at its own expense and at all times, maintain the Premises in good and safe condition, normal wear and tear expected, including plate glass, electrical wiring, plumbing and heating installations and any other system or equipment which serves solely the Premises and shall surrender the same, at termination hereof, in as good condition as received, normal wear and tear expected. Lessee shall be responsible for all repairs required for the Premises as specified herein, excepting the rood, exterior walls, structural foundations, which shall be maintained by Lessor and any repairs to the Premises required due to the negligence or willful misconduct of Lessor or Lessor's Employees or Agents or which result due to the failure of Lessor to comply with its obligation pursuant hereto. Lessee shall also maintain in good condition such portions adjacent to the Premises, such as sidewalks, driveways, lawns and shrubbery, which would otherwise be required to be maintained by Lessor. All other maintenance obligations not otherwise assumed by Lessee shall be the responsibility of Lessor.

         No improvement or alteration of the Premises shall be made without the prior written consent of the Lessor which consent shall not be unreasonably withheld. Prior to the commencement of any substantial repair, improvement, or alteration, Lessee shall give Lessor at least two (2) days written notice in order that Lessor may post appropriate notices to avoid any liability for liens.

         Lessee shall not commit any waste upon the Premises, or any nuisance or act which may disturb the quiet enjoyment of any Lessee in the building.

     8. ENTRY AND INSPECTION: Lessee shall permit Lessor or Lessor's agents enter upon the Premises at reasonable times and upon reasonable notice, for the purpose of inspecting the same, and will permit Lessor at any time within sixty (60) days prior to the expiration of this Lease, to place upon the Premises any usual "To Let" or "For Lease" signs, and permit persons

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         desiring to Lease the same to inspect the Premises thereafter.

     9. INDEMNIFICATION OF LESSOR: Lessor shall not be liable for any damage or injury to Lessee, or any other person, or to any Premises, occurring on the Premises or any part thereof, and Lessee agrees to hold Lessor harmless from any claims for damages; provided however, such indemnification obligations shall not apply to claims for damages or injuries which are attributed to the act or negligence of Lessor or Lessor's Agents or Employees.

    10. POSSESSION: If Lessor is unable to deliver possession of the Premises at the commencement hereof, Lessor shall not be liable for any damage caused thereby, nor shall this Lease be void or voidable, but Lessee shall not be liable for any rent until possession is delivered. Lessee may terminate this Lease at anytime if possession is not delivered within 1 days of the commencement of the term hereof without further obligations hereunder.

    11. INSURANCE: Lessee, at its expense, shall maintain plate glass and public liability insurance including bodily injury and Premises damage insuring Lessee and Lessor with minimum coverage as follows:
         $1,000,000.00

         Lessee shall provide Lessor with a Certificate of Insurance showing Lessor as additional insured. The Certificate shall provide for a ten-day written notice to Lessor in the event of cancellation or material change of coverage.

         To the maximum extent permitted by insurance policies which may be owned by Lessor or Lessee, Lessee and Lessor, for the benefit of each other, waive any and all rights of subrogation which might otherwise exist.

    12. UTILITIES: Lessor shall be responsible for all gas and water service utilities. Lessee shall be responsible for all electricity service which shall be paid by Lessor and billed back to Lessee without additional charges. Lessee shall pay a quarterly fee for fire service charged by Tennessee-American Water Company for the Premises on a pro rata share of such fee based upon the square footage of the Premises. The fire service charge will be paid to Tennessee-American Water Company by Lessor and billed back to Lessee without additional charges. Lessor will complete installation of burglary protection by ADT at Lessor's expense and Lessee will pay monthly charges for ADT service.

    13. SIGNS: Lessor reserves the exclusive right to the roof, side and rear walls of the Premises. Lessee shall not construct any projecting sign or awning without the prior written consent of Lessor which consent shall not be unreasonably withheld.

    14.  ABANDONMENT OF PREMISES:  Lessee shall not vacate or abandon the

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         Premises at any time during the term hereof, and if Lessee shall abandon or vacate the Premises, or be dispossessed by process, of law, or otherwise, any personal Premises belonging to Lessee left upon the Premises shall be deemed to be abandoned at the option of Lessor.

    15. CONDEMNATION: If any part of the Premises shall be taken or condemned for public use, and a part thereof remains which is susceptible of occupation hereunder, this Lease shall, as to the part taken, terminate as of the date the condemnor acquires possession, and thereafter Lessee shall be required to pay such proportion of the rent for the remaining term as the value of the Premises remaining bears to the total value of the Premises at the date of condemnation; provided however, the Lessor may at its option, terminate this Lease as of the date the condemnor acquires possession. In the even that the deemed Premises are condemned in whole, or that such portion is condemned that the remainder is not susceptible for use hereunder, this Lease shall terminate upon the date of such taking. All sums which may be payable on account of any condemnation shall belong to the Lessor, and Lessee shall not be entitled to any part thereof, provided however, that Lessee shall be entitled to retain any amount awarded to it or its trade fixtures or moving expenses.

    16. TRADE FIXTURES: Any and all improvements made to the Premises during the term hereof shall belong to the Lessor, except trade fixtures of the Lessee. Lessee may, upon termination hereof remove all his trade fixtures, but shall repair or pay for all repairs necessary for damages to the Premises occasioned by removal, normal wear and tear expected.

    17. DESTRUCTION OF PREMISES: In the event of a partial destruction of the Premises during the term hereof, from any cause, Lessor shall forthwith repair the same, provided that such repairs can be made within thirty (30) days under existing governmental laws and regulations, but such partial destruction shall not terminate this Lease, except that Lessee shall be entitled to a proportionate reduction of rent while such repairs are being made, based upon the extent to which the making of such repairs shall interfere with the business of Lessee on the Premises. If such repairs cannot be made within said sixty (60) days, Lessor, at its option, may make the same within a reasonable time, this Lease continuing in effect with the rent proportionately abated as aforesaid, and in the event that Lessor shall not elect to make such repairs which cannot be made within thirty (30) days, this Lease may be terminated at the option of either party.

         In the event that the building in which the Premises may be situated is destroyed to an extent of not less than one-third of the replacement costs thereof, Lessor may elect to terminate this Lease whether the Premises be injured or not. A total destruction of the building in which the Premises may be situated shall terminate this Lease.

    18. INSOLVENCY: In the event a receiver is appointed to take over the business

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         of Lessee, or in the event Lessee makes a general assignment for the benefit of creditors, or Lessee takes or suffers any action under any insolvency or bankruptcy act, the same shall constitute breach of this Lease by Lessee.

    19. REMEDIES OF OWNER ON DEFAULT: In the event of any breach of this Lease by Lessee, Lessor may, at its option, terminate the Lease and recover from Lessee: (a) the worth at the time of award of the unpaid rent which was earned at the time of termination; (b) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of the award exceeds the amount of such rental loss that the Lessee proves could have been reasonably avoided: and (c) the worth at the time of award of the amount by which the unpaid rent for the balance or the term after the time of award exceeds the amount of such rental loss that Lessee proves could be reasonably avoided.

         Lessor may, in the alternative, continue this Lease in effect, as long as Lessor does not terminate Lessee's right to possession, and Lessor may enforce all his rights and remedies under the Lease, including the right to recover the rent as it becomes due under the Lease. If said breach of Lease continues, Lessor may, at any time thereafter, elect to terminate the Lease.

         Nothing contained herein shall be deemed to limit any other rights or remedies which Lessor may have.

    20. SECURITY: The security deposit set forth above, if any, shall secure the performance of the Lessee's obligations hereunder Lessor may, but shall not be obligated to apply all or portions of said deposit on account or Lessee's obligations hereunder. Any balance remaining upon termination shall be returned to Lessee. Lessee shall not have the right to apply the Security Deposit in payment of the last month's rent.

    21. DEPOSIT REFUNDS: The balance of all deposits shall be refunded within two weeks from date possession is delivered to Owner or authorized Agent, together with a statement showing any charges made against such deposits by Owner.

    22. ATTORNEY'S FEES: In case suit should be brought for recovery or the Premises, or for any sum due hereunder, or because of any act which may arise out of the possession of the Premises, by either party, the prevailing party shall be entitled to all costs incurred in connection with such action, including a reasonable attorney's fee.

    23. WAIVER: No failure of Lessor to enforce any term hereof shall be deemed to be a waiver.

    24. NOTICES: Any notice which either party may or is required to give, shall be

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         given by mailing the same, postage prepaid, to Lessee at the
         Premises, or Lessor at the address shown below, or at such other places as may be designated by the parties from time to time.

    25.  TIME:  Time is of the essence of this Lease.

    26. HEIRS, ASSIGNS, SUCCESSORS: This Lease is binding upon and inures to the benefit of the heirs, assigns and successors in interest to the parties.

    27. SALES TAX: In the event that any federal, state or local law is passed during the term of this Lease on any extension or extensions thereof, requiring the payment of a sales tax based on the amount of rent to be paid by the Lessee under this Lease or in any manner subjecting the rent provided in this Lease to any form of sales tax by whatever name it may be designated such tax shall be the obligation of and shall be paid Lessee as specified in this Lease.

    28. LESSOR'S LIABILITY: The term "Lessor", as used in this paragraph, shall mean only the owner of the real Premises or a Lessee's interest in a ground Lease of the Premises. In the event of any transfer of such title or interest, the Lessor named herein (or the grantor in case of any subsequent transfers) shall be relieved of all liability related to Lessor's obligations to be performed after such transfer. Provided, however, that any funds in the hands of Lessor or Grantor at the time of such transfer shall be delivered to Grantee. Lessor's aforesaid obligations shall be binding upon Lessor's successors and assigns only during their respective periods of ownership.

    29.  ESTOPPEL CERTIFICATE:

         (a) Lessee shall at any time upon not less than ten (10) days' prior written notice from Lessor execute, acknowledge and deliver to Lessor a statement in writing (1) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect), the amount of any security deposit, and the date to which the rent and other charges are paid in advance, if any, and (2) acknowledging that there are not, to Lessee's knowledge, any uncured defaults on the part of Lessor hereunder, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrance to the Premises.

         (b) At Lessor's option, Lessee's failure to deliver such statement within such time shall be a material breach of this Lease or shall be conclusive upon Lessee (1) that this Lease is in full force and effect, without modification except as may be represented by Lessor,
         (2) that there are no uncured defaults in Lessor's performance, and
         (3) that not more than one month's rent has been paid in advance or such failure may be considered by Lessor as a default by Lessee under this Lease.

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    30.  HAZARDOUS MATERIALS - LESSOR'S PRIOR CONSENT:
         Notwithstanding anything contained in this Lease to the contrary, Lessee shall not cause or permit any Hazardous Materials to be brought upon, kept, stored, discharged, released or used in, under or about the Premises by Lessee, its agents, employees, contractors, subcontractors, licensees or invitees, unless Hazardous Materials are used, and stored in a manner that complies with all OSHA regulations concerning handling and storage of hazardous materials.

    31. Lessee shall have quiet enjoyment of the Premises during term of this Lease provided all covenants of the Agreement are adhered to.

    32. Lessor shall indemnify and hold Lessee harmless from and against all claims, liabilities, damages, penalties and fines attributable or arising out of the presence of environmental contamination at the Premises or the property upon which the Premises are located which is the result of the activities, actions or negligence of parties other than Lessee or which results from the violation of any federal, state or local statute, regulation or ordinances applicable to the environment (The "Environment Laws") by a party other than Lessee. Lessor represents and warrants that it is unaware of the presence of any environmental contamination at the Premises or the property upon which the Premises is located or the violation of any Environment Laws.

    ENTIRE AGREEMENT: The foregoing constitutes the entire agreement between the parties and may be modified only by a writing signed by both parties. The parties' execution hereof:


                                   ACCEPTANCE


Chattem, Inc.                                 Kenco Group, Inc.

By: /s/ A. ALEXANDER TAYLOR                   By: /s/ SAM SMART
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Title: Pres.                                  Title: V.P./Sec
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                                                       522 N. 31st St
Address: 1715 W 38th St.                      Address: P.O. Box 1607
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         Chattanooga, TN 37409                          Chattanooga, TN 37401
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Phone: (423) 821-2037 x 281                   Phone: 423-757-7574
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